Exhibit 99.1
NOG PRICES UPSIZED $435 MILLION CONVERTIBLE SENIOR NOTES OFFERING

MINNEAPOLIS—(BUSINESS WIRE)—October 11, 2022—Northern Oil and Gas, Inc. (NYSE: NOG) (the “Company” or “NOG”) today announced the pricing of its offering of $435.0 million aggregate principal amount of 3.625% convertible senior notes due 2029 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The offering size was increased from the previously announced offering size of $350 million aggregate principal amount of notes. The issuance and sale of the notes are scheduled to settle on October 14, 2022, subject to customary closing conditions. The Company also granted the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $65.0 million principal amount of notes.

The Company intends to use a portion of the net proceeds of the offering to fund the cost of entering into the capped call transactions described below. In addition, the Company intends to use approximately $30 million of the net proceeds of this offering to repurchase shares of its common stock concurrently with the pricing of the offering in privately negotiated transactions effected through one of the initial purchasers of the notes or its affiliate, as the Company’s agent. The Company intends to use any remaining net proceeds from the offering for general corporate purposes (initially, the repayment of a portion of the outstanding debt under its revolving credit facility, and ultimately to fund the cash purchase price for recently announced acquisitions of non-operated properties in the Delaware Basin). If the initial purchasers exercise their option to purchase additional notes, the Company expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with the option counterparties (as defined below).

The notes will be senior, unsecured obligations of the Company and will accrue interest at a rate of 3.625% per annum, payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2023. The notes will mature on April 15, 2029, unless earlier repurchased, redeemed or converted. Before October 16, 2028, noteholders will have the right to convert their notes only upon the occurrence of certain events. From and after October 16, 2028, noteholders may convert their notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The Company will have the right to elect to settle conversions either entirely in cash or in a combination of cash and shares of its common stock. However, upon conversion of any notes, the conversion value, which will be determined over a period of multiple trading days, will be paid in cash up to at least the principal amount of the notes being converted. The initial conversion rate is 26.3104 shares of common stock per $1,000 principal amount of notes, which represents an initial conversion price of approximately $38.01 per share of common stock. The initial conversion price represents a premium of approximately 27.5% over the last reported sale price of $29.81 per share of the Company’s common stock on October 11, 2022. The conversion rate and conversion price will be subject to adjustment upon the occurrence of certain events.

In connection with the pricing of the notes, the Company entered into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of the Company’s common stock underlying the notes. If the initial purchasers exercise their option to purchase additional notes, the Company expects to enter into additional capped call transactions with the option counterparties.

The cap price of the capped call transactions will initially be $52.1675 per share, which represents a premium of 75% over the last reported sale price of the Company’s common stock of $29.81 per share on October 11, 2022, and is subject to certain adjustments under the terms of the capped call transactions.

The capped call transactions are expected generally to reduce the potential dilution to the Company’s common stock upon any conversion of the notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted notes, as the case may be, with such offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates except to enter into various derivative transactions with respect to the Company’s common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the notes at that time. In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period relating to a conversion of the notes). This activity could also cause or prevent an increase or a decrease in the market price of the Company’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs following conversion or during any observation period related to a conversion of the notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

ABOUT NOG

NOG is a company with a primary strategy of investing in non-operated minority working and mineral interests in oil & gas properties, with a core area of focus in the premier basins within the United States.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act and the Securities Exchange Act of 1934, as amended. All statements, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds, the anticipated terms of, and the effects of entering into, the capped call transactions and the terms of the notes being offered, other than statements of historical facts included in this press release, are forward-looking statements. When used in this press release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production and sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company’s control) that could cause actual results to differ materially from those set forth in the forward looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on the Company’s properties and properties pending acquisition, the effects of the COVID-19 pandemic and related economic slowdown, the Company’s ability to acquire additional development opportunities, changes in the Company’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which the Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, the Company’s ability to consummate any pending acquisition transactions, other risks and uncertainties related to the closing of pending acquisition transactions, the Company’s ability to raise or access capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting the Company’s operations, products, services and prices. Additional information concerning potential factors that could affect future financial results is included in the section entitled “Item 1A. Risk Factors” and other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022, as updated from time to time in amendments and subsequent reports filed with the SEC, which describe factors that could cause the Company’s actual results to differ from those set forth in the forward-looking statements.

The Company has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law or regulation, the Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

CONTACT

Investor Relations
(952) 476-9800
ir@northernoil.com

Source: Northern Oil and Gas, Inc.